EXHIBIT 10.2.1

AMENDMENT NO. 1

to

MASTER LOAN PARTICIPATION AGREEMENT

between

SPECIALTY FINANCIAL

Servicer

and

SPECIALTY TRUST, INC.,
(formerly SPECIALTY MORTGAGE TRUST, INC.)

Beneficiary

(dated as of January 1, 2004)

     Section 7 of the Master Loan Participation Agreement between Specialty Financial, as servicer (“Specialty Financial”), and Specialty Mortgage Trust, Inc., as beneficiary (the “Beneficiary”), dated as of February 6, 2001, is hereby amended and restated as follows:

          7. Servicer and Loan Origination Fees. Specialty Financial shall be entitled to an annual ordinary fee as set forth in the Participation Certificate for each respective Loan, and in the absence thereof, to an annual ordinary fee equal to one-half of one percent (1/2%) of the outstanding principal amount of the Loans from time to time, for the servicing of the Loans. The amount of such fee shall be the responsibility of Beneficiary in proportion with its relative Participation Percentage in each Loan. Such fees will be proportionately deducted by Specialty Financial from each remittance to Beneficiary. Any and all late and default charges, returned check charges, loan cancellation charges, and prepayment charges paid in connection with the Loans shall be retained by Specialty Financial as further compensation and Specialty Financial shall be reimbursed by Beneficiary for any and all expenses incurred by Specialty Financial in connection with servicing the Loans as set forth below. It is further agreed that any necessary transitory services which may be proper under this Agreement, including, but not limited to, the foreclosure of mortgages, property maintenance and improvement, property management, the sale of any foreclosed real estate and other extraordinary expenses, shall be contracted for or done by Specialty Financial at its customary cost for such services, provided such costs are reasonable and customary in the jurisdiction where the Collateral is located, and that Specialty Financial shall bill Beneficiary for its prorata share of such expense, and Beneficiary shall be required to pay promptly its prorata share of such extraordinary expenses incurred and billed under this Agreement. For each Loan or the portion thereof purchased by Beneficiary, Beneficiary agrees that Specialty Financial shall be entitled to loan origination fees or points, usually charged to a borrower for and upon the origination, extension or financing of a mortgage loan, up to 2.5% of the loan balance (i.e. 2.5 points) with additional fees or points paid to Beneficiary. The amount of this fee is determined by competitive conditions, may vary and may have a direct effect on the interest rate a borrower is willing to pay the Beneficiary.

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SPECIALTY FINANCIAL

By:
Name:
Title:

Dated:

Address:	Post Office Box 838
6160 Plumas Street
Reno, NV 89509
Telephone : (775) 826-0809
Telefax: (775) 826-0166

SPECIALTY TRUST, INC.

By:
Name:
Title:

Date:

By:
Name:

Title: Trustee

Date:

Address:	6160 Plumas Street
Reno, NV 89509
Telephone: (775) 826-0809

Independent Auditors’ Report on Schedule

The Board of Directors
Specialty Trust, Inc. and Subsidiaries:

Under date of March 12, 2004, we reported on the consolidated balance sheets of Specialty Trust, Inc. and Subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of earnings, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two-year period ended December 31, 2003, which are included in the Company’s 2003 Annual Report on Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the 2003 and 2002 information in the related consolidated financial statement schedule included in such Form 10-K. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.

In our opinion, the 2003 and 2002 information in such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

     /s/ KPMG LLP

Sacramento, California
March 12, 2004

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Specialty Trust, Inc.

In connection with our audits of the financial statements of Specialty Trust, Inc. referred to in our report dated January 25, 2002, which is included in the annual report to security holders, we have also audited Schedule IV for the year ended December 31, 2001. In our opinion, this schedule when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be set forth therein.

/s/ GRANT THORNTON LLP

Reno, Nevada
January 25, 2002